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                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                                 AMENDMENT No. 1
                          dated as of February 18, 2003

                                      among

                              AMERICREDIT ML TRUST,

                                       and

                      AMERICREDIT FINANCIAL SERVICES, INC.,

                                       and

                      MERRILL LYNCH MORTGAGE CAPITAL INC.,

                                       and

                         AMERICREDIT FUNDING CORP. VIII,

                                       and

                                  BANK ONE, NA,

                                       and

                                AMERICREDIT CORP.

                                       to

                                CREDIT AGREEMENT,

                          dated as of November 1, 2001

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          AMENDMENT NO. 1 dated as of February 18, 2003 ("Amendment No. 1"), by and among AMERICREDIT ML TRUST, a Delaware statutory trust, as borrower (the "Borrower"), AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation, in its capacity as orginator/Seller ("AmeriCredit"), or in its capacity as Custodian (the "Custodian"), or in its capacity as Servicer (the "Servicer"), MERRILL LYNCH MORTGAGE CAPITAL INC., a Delaware corporation (the "Noteholders"), AMERICREDIT FUNDING CORP. VIII, a Delaware corporation ("AFC VIII"), BANK ONE, NA ("Bank One"), as paying agent (the "Paying Agent") and AMERICREDIT CORP., a Texas corporation ("AmeriCredit Corp."), to the Credit Agreement dated as of November 1, 2001 (the "Credit Agreement"), by and among the Borrower, AmeriCredit, the Noteholders, AFC VIII, Bank One, and AmeriCredit Corp.

          WHEREAS, Section 13.3 of the Credit Agreement permits amendment of the Credit Agreement upon the terms and conditions specified therein;

          WHEREAS, the parties to the Credit Agreement (the "Parties") and the Secured Party wish to amend the Credit Agreement.

          NOW, THEREFORE, the Parties and the Secured Party agree that the Credit Agreement is hereby amended effective as of the date hereof as follows:

     Section 1. Definitions. Each term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement.

     Section 2. Amendment to Schedule A. The definition of "Maturity Date" is deleted in its entirety and replaced with the following:

          "Maturity Date" means February 21, 2003.

     Section 3. Counterparts. This Amendment No. 1 to the Credit Agreement may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment No. 1 to the Credit Agreement.

     Section 4. Ratification of Credit Agreement. Except as provided herein, all provisions, terms and conditions of the Credit Agreement shall remain in full force and effect. As amended hereby, the Credit Agreement is ratified and confirmed in all respects.

     Section 5. Entire Agreement. This Amendment No. 1 sets forth the entire agreement between the Parties with respect to the subject matter hereof, and this Amendment No. 1 supersedes and replaces any agreement or understanding that may have existed between the Parties prior to the date hereof in respect of such subject matter.

     Section 6. No Waiver. This Amendment No. 1 to the Credit Agreement is limited to the express provisions described herein and shall not be deemed to imply any waiver of (a) any right or remedy available to any Noteholder, any Hedge Counterparites or the Secured Party arising from any breach or default under the Credit Agreement or

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the other Credit Documents or (b) any other rights or remedies of the Secured
Party, the Hedge Counterparites and/or the Noteholders under the Credit Agreement or the Other Credit Documents.

     Section 7. Representations and Warranties. To induce the Noteholders, the Secured Party and the Paying Agent to enter into this Amendment No. 1, each of the Borrower, AmeriCredit Corp., AmeriCredit and AFC VIII hereby represents and warrants (each as to itself) as of the date hereof that:

     (a) It has the power, authority and legal right to make and deliver this Amendment No. 1 and to perform its obligations under the Credit Agreement, as amended by this Amendment No. 1, as applicable, without any notice, consent, approval or authorization not already obtained, and it has taken all necessary action to authorize the same.

     (b) The making and delivery of this Amendment No. 1 and the performance of the Credit Agreement, as amended by this Amendment No. 1, do not violate any provision of law or any regulation, or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. The Credit Agreement, as amended by this Amendment No. 1, as applicable, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally.

     (c) The representations and warranties made by it contained in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment and after giving effect hereto, except for those representations and warranties that address matters only as of a particular prior date.

     (d) No Event of Default has occurred and is continuing under the Credit Agreement on and as of the date of this Amendment No. 1 and after giving effect to hereto.

     Section 8. No Recourse. It is expressly understood and agreed by the parties hereto that (a) this Amendment No. 1 is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally but solely as trustee of the Borrower, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only the Borrower, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank Trust Company Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses

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of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Amendment No. 1 or any related documents.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date set forth on the first page hereof.

                            AMERICREDIT FUNDING CORP. VIII

                            By:
                                ------------------------------------------------
                                 Name: J. Michael May
                                 Title: Senior Vice President, Associate
                                 Counsel

                            AMERICREDIT FINANCIAL SERVICES, INC.

                            By:
                                ------------------------------------------------
                                 Name: J. Michael May
                                 Title: Senior Vice President, Associate
                                 Counsel

                            AMERICREDIT ML TRUST

                            By:  DEUTSCHE BANK TRUST COMPANY
                                 DELAWARE (f/k/a BANKERS TRUST
                                 (DELAWARE)),
                                 not in its individual capacity but solely
                                 as Trustee on behalf of the Borrower.

                            By:
                                ------------------------------------------------
                                 Name:
                                 Title:

                            AMERICREDIT CORP.

                            By:
                                ------------------------------------------------
                                 Name: J. Michael May
                                 Title: Senior Vice President, Associate
                                 Counsel

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                            MERRILL LYNCH MORTGAGE CAPITAL INC.,
                            as a Noteholder and as Secured Party

                            By:
                                ------------------------------------------------
                                 Name:
                                 Title:

                            BANK ONE, NA,
                            as Paying Agent

                            By:
                                ------------------------------------------------
                                 Name:
                                 Title: